UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2015 (August 3, 2015)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On August 3, 2015, IRET Properties, a North Dakota Limited Partnership and the operating partnership of Investors Real Estate Trust (“Trust”), completed the sale (“Sale”) of 34 of its commercial office properties, comprised of approximately 2.5 million square feet (collectively, the “Property”), pursuant to the terms of the Agreement for Sale and Purchase of Property dated June 12, 2015 (“Agreement”).

As permitted by the Agreement, LSREF4 Bison Acquisitions, LLC, a Delaware limited liability company, assigned its rights as buyer to LSREF4 Bison (Golden Hills), LLC with respect to one property and to LSREF4 Bison, LLC with respect to all other properties, both of which are under the common control of LSREF4 Bison Acquisitions, LLC (collectively, the “Buyer”).

The purchase price, before deducting a credit of $1.5 million for Buyer’s waiver of physical inspection of the Property, was $250.0 million in cash.

The above description of the Agreement is a summary only and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on June 18, 2015, and is incorporated herein by reference.

In connection with the completion of the Sale, the Trust is filing, as Exhibit 99.1 hereto, pro forma financial information, which is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On August 5, 2015, the Trust issued a press release announcing the Sale, as described above under Item 2.01, among other things, which is attached hereto as Exhibit 99.2 (“Press Release”), and is hereby incorporated by reference.

The information set forth in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01.                                        Other Events.

The Press Release also announced that the Trust’s Board of Trustees has authorized a new share repurchase program to repurchase up to $50.0 million worth of its common shares of beneficial interest over a one-year period. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

The information set forth in this Item 8.01, including Exhibit 99.2, is being furnished pursuant to Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits

(b)                                 Pro forma financial information. The following pro forma financial information reflecting the Sale described above is filed herewith as Exhibit 99.1:

•                  Summary of Unaudited Pro Forma Financial Statements

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 30, 2015

•                  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended April 30, 2015, 2014 and 2013.

•                  Notes to Unaudited Pro Forma Financial Information

(d)                                 Exhibits. The following exhibits are being filed or furnished, as applicable, herewith.

Exhibit
Number	Description

99.1	Unaudited pro forma condensed consolidated financial statements.

99.2	Press Release dated August 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: August 5, 2015	By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
President & Chief Executive Officer